TRUST FOR CREDIT UNIONS
Enhanced Income Intermediate Duration Credit Portfolio
Portfolio of Investments – November 30, 2022 (Unaudited)

Par Value			Value

CORPORATE BONDS - 92.36%
		Automobiles Manufacturing - 1.61%
$500,000		Toyota Motor Credit Corp.,
		4.400%, 09/20/24	$496,491
		Banks - 4.75%
1,500,000		Wells Fargo & Co.,
		SOFR + 1.980%	1,462,827
		4.808%, 07/25/28 (a)
		Basic & Diversified Chemicals Manufacturing - 3.23%
1,000,000		DuPont de Nemours, Inc.
		4.725%, 11/15/28	994,695
		Biotechnology - 3.08%
1,000,000		Amgen, Inc.,
		4.050%, 08/18/29	949,748
		Commercial Vehicles - 2.34%
750,000		Daimler Trucks Finance North America LLC
		3.500%, 04/07/25	720,207
		Computer Hardware & Storage - 3.15%
1,000,000		HP, Inc.,
		4.750%, 01/15/28	970,797
		Defense - 3.14%
1,000,000		United Technologies Corp.,
		4.125%, 11/16/28	967,251
		Diversified Banks - 25.97%
1,500,000		Bank of America Corp.,
		SOFR + 2.160%
		5.015%, 07/22/33 (a)	1,445,184
1,000,000		Barclays PLC,
		H15T1Y + 2.300%
		5.304%, 08/09/26 (a)(b)	980,749
750,000		BNP Paribas SA,
		SOFR + 2.074%
		2.219%, 06/09/26 (a)(b)	688,128
1,000,000		Citigroup, Inc.,
		SOFR + 1.546%
		5.610%, 09/29/26 (a)	1,002,485
1,250,000		Citigroup, Inc.,
		SOFR + 1.887%
		4.658%, 05/24/28 (a)	1,211,120
750,000		HSBC Holdings PLC,
		SOFR + 2.610%
		5.210%, 08/11/28 (a)(b)	722,102
1,250,000		JPMorgan Chase & Co.,
		SOFR + 1.320%
		4.080%, 04/26/26 (a)	1,218,352
750,000		NatWest Group PLC
		3 Month LIBOR USD + 1.762%
		4.269%, 03/22/25 (a)(b)	729,475
			7,997,595
		Health Care Supplies Manufacturing - 2.89%
1,000,000		Baxter International, Inc.,
		1.915%, 02/01/27	889,873
		Health Care Supply Chain - 1.51%
468,000		Cigna Corp.,
		4.500%, 02/25/26	465,487
		Information Technology (IT) Services - 1.59%
500,000		International Business Machines Corp.,
		4.150%, 07/27/27	489,231
		Institutional Brokerage - 7.72%
1,500,000		The Goldman Sachs Group, Inc.
		SOFR + 1.725%
		4.482%, 08/23/28 (a)	1,437,878
1,000,000		Morgan Stanley,
		SOFR + 0.940%
		2.630%, 02/18/26 (a)	939,951
			2,377,829
		Insurance Brokers & Services - 3.20%
1,000,000		Aon Corp.
		5.000%, 09/12/32	986,308
		Integrated Electric Utilities - 12.72%
1,000,000		DTE Energy Co.,
		4.220%, 11/01/25	983,948
1,000,000		Duke Energy Corp.,
		4.500%, 08/15/32	945,270
1,000,000		Entergy Corp.,
		2.800%, 06/15/30	837,940
		The Southern Co.
1,000,000		3.250%, 07/01/26	948,699
200,000		5.150%, 10/06/25	201,065
			3,916,922
		Internet Media & Services - 2.89%
1,000,000		Meta Platforms, Inc.,
		3.850%, 08/15/32	890,333
		Large Pharmaceuticals - 1.92%
600,000		Bayer US Finance II LLC,
		3.875%, 12/15/23	590,347
		Life Insurance - 3.09%
1,000,000		Metropolitan Life Global Funding I,
		4.300%, 08/25/29	952,576
		Tobacco - 2.96%
1,000,000		BAT Capital Corp.,
		3.557%, 08/15/27	910,738
		Video Games - 1.54%
500,000		Activision Blizzard, Inc.,
		3.400%, 06/15/27	473,568
		Wireless Telecommunications Services - 3.06%
1,000,000		Verizon Communications, Inc.,
		4.016%, 12/03/29	940,636
		Total Corporate Bonds	28,443,459
		(Cost $28,676,778)

U.S. TREASURY OBLIGATIONS - 6.21%
		United States Treasury Notes & Bond - 6.21%
1,975,000		3.125%, 08/31/27 (c)	1,911,738
		Total U.S. Treasury Obligations	1,911,738
		(Cost $1,948,229)

REGISTERED INVESTMENT COMPANY - 0.52%
160,508		First American Government Obligations Fund - Class X
		3.670%, 12/01/31 (d)	160,508
		Total Registered Investment Company	160,508
		(Cost $160,508)
		Total Investments - 99.09%	30,515,705
		(Cost $30,785,515)
		Net Other Assets and Liabilities - 0.91%	280,593
		Net Assets - 100.00%	$30,796,298

	(a)
Variable rate securities. Interest rates disclosed are those which are in effect at November 30, 2022. Maturity date shown is the date of the next coupon rate reset or actual maturity. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description. For those variable rate securities which are based on published reference and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. See also, Explanation of Abbreviations and Acronyms below.

	(b)	Foreign issued security.
	(c)	Discount Note. Rate shown is yield at time of purchase.
	(d)	Seven day yield as of November 30, 2022.

Explanation of Abbreviations and Acronyms:
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	U.S. Dollar

NOTES TO PORTFOLIO OF INVESTMENTS
November 30, 2022 (Unaudited)

A. Investment Valuation
For the Enhanced Income Intermediate Duration Credit Portfolio (the “Portfolio”) investments in mortgage-backed, asset-backed (to the extent that obligations authorized under the Federal Credit Union Act are categorized as asset-backed obligations), and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Portfolio securities for which accurate market quotations are not readily available due to, among other factors, current market trading activity, credit quality and default rates, are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Board of Trustees of Trust for Credit Unions.

The Portfolio is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

	Level 1	–	quoted prices in active markets for identical securities
	Level 2	–	significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
	Level 3	–	significant unobservable inputs (including each Portfolio’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and Level 2 assets and liabilities, if any, on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolio’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolio may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Portfolio’s net assets as of November 30, 2022 is as follows:

	Enhanced Income Intermediate Duration Credit Portfolio
	Total Market Value at 11/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Corporate Bonds	$28,443,459	$-	$28,443,459	$-
U.S. Treasury Obligations	1,911,738	-	1,911,738	-
Registered Investment Company	160,508	160,508	-	-
	$30,515,705	$160,508	$30,355,197	$-

The Portfolio did not hold any Level 3 securities at November, 2022.
For additional information regarding the Portfolio’s policy for valuation of investments or other significant accounting policies, please refer to the Portfolio’s most recent Annual Report.

B. Security Transactions and Investment Income
Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Repurchase Agreements and Reverse Repurchase Agreements
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolio may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolio seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s regular custodian or at a custodian specifically designated for purposes of the repurchase agreement under tri-party repurchase agreements. The Portfolio may also engage in reverse repurchase transactions in which a Portfolio sells its securities and simultaneously agrees to repurchase the securities at a specified time and price. Reverse repurchase transactions are considered to be borrowings by a Portfolio.

D. When-Issued Securities
Consistent with National Credit Union Administration rules and regulations, the Portfolio may purchase or sell when-issued securities, including TBA (To Be Announced) securities that have been authorized, but not yet issued in the market. The value of a when-issued security sale is recorded as an asset and a liability on the Portfolio’s records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction. All settlements in connection with purchases and sales of when-issued securities must be by regular way (i.e., the normal security settlement time, which may vary according to security type). When purchasing a security on a when-issued basis, the Portfolio must set aside liquid assets, or engage in other appropriate measures to cover the obligations under the contract. At November 30, 2022, the Portfolio did not hold any TBA securities.

E. LIBOR Transition
The Portfolio invests in financial instruments with payment obligations, financing terms, hedging strategies or investment values based on floating rates, such as London Interbank Offered Rate (“LIBOR”). LIBOR is the offered rate for short-term Eurodollar deposits between major international banks.

ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. The transition away from LIBOR poses a number of other risks, including changed values of LIBOR-related investments, which may adversely affect the Portfolio’s performance.